                                                                         DRAFT
                                                           RATE CAP TRANSACTION CONFIRMATION
[GRAPHIC OMITTED]

DATE:                 February 24, 2006
TO:
                      RALI Series 2006-QA2 Trust,
                      acting through U.S. Bank National Association
                      not in its individual capacity but solely in its capacity as
                      Trustee for the benefit of the
                      RALI Series 2006 QA2 Trust ("Counterparty")
ADDRESS:
                      Residential Funding Corporation
                      8400 Normandale Lake Blvd.
                      Suite 600
                      Minneapolis, MN 55437
FAX:                  651-495-8090
ATTENTION:            Tammy Shultz-Fugh/ Michelle Moeller
FROM:                 Wachovia Bank, N.A. ("Wachovia")
REF. NO.              1362374, 1362375

Dear U.S. Bank National Association:

This confirms the terms of the Transaction described below between Counterparty and Wachovia. The definitions and provisions contained in the 2000 ISDA Definitions, as published by the International Swaps and Derivatives Association, Inc., are incorporated into this Confirmation. In the event of any inconsistency between those definitions and provisions and this Confirmation, this Confirmation will govern.

The definitions and provisions contained in the 2000 ISDA Definitions as published by the International
Swaps and Derivatives Association, Inc. are incorporated into this Confirmation.  In the event of any inconsistency between those definitions and provisions and this Confirmation, this Confirmation will govern. For purposes of this Transaction, any capitalized and undefined terms contained herein (other than the capitalized terms the definitions of which are contained in the Definitions) shall have the meanings ascribed to them in the Terms capitalized but not defined herein shall have the meaning attributed to them in the Series Supplement dated as of February 1,  2006 to the standard terms of pooling and servicing agreement, dated as of February 1, 2006 among Residential Accredit Loans, Inc. as Depositor, Residential
Funding Corporation as Master  Servicer and U.S. Bank National Association as Trustee (collectively, the
"Pooling and Servicing Agreement"). This Confirmation shall supplement, form a part of, and be subject to an Agreement in the form of the 1992 ISDA Master Agreement (Multicurrency-Cross Border) as published by the International Swaps and Derivatives Association, Inc., as if we had executed an Agreement in such form
(but without any Schedule except for the election of the laws of the State of New York as the governing law and U.S. Dollars as the Termination Currency) on the date of this Transaction. In the event of any inconsistency between the provisions of that agreement and this Confirmation, this Confirmation will prevail for the purpose of this Transaction. The parties here agree and acknowledge that U.S. Bank
National Association is entering into this Transaction pursuant to direction received by it hereunder the
Pooling and Servicing Agreement.

1. The terms of the particular Transaction to which the Confirmation relates are as follows:
Transaction Type:                Rate Cap
Currency for Payments:           U.S. Dollars
Notional Amount:                 With respect to any Calculation Period, the lesser of:

                                 (i)   The Notional Amount as set forth in Exhibit I, which is attached hereto and incorporated by reference into this Confirmation, and
                                 (ii)  The aggregate Certificate Principal Balance of the Class I-A-2
                                 Certificates.
Term:
       Trade Date:               February 22, 2006
       Effective Date:           February 27, 2006
       Termination Date:         February 25, 2011, subject to the Following Business Day Convention.
Fixed Amount:
       Fixed Amount Payer:       Counterparty
       Fixed Amount:             USD 77,000.00
       Payment Date:             February 27, 2006
Floating Amount:
       Floating Rate Payer:      Wachovia
       Cap Rate:                 5.689%
       Period End Dates:         Monthly on the 25th of each month, commencing March 27, 2006, through and including the Termination Date.
       Payment Dates:            2 New York Banking Days before Period End Dates.
       Business Day Convention:  Following
       Business Day:             New York
       Floating Rate for initial
       Calculation Period:       Determined two London Banking Days prior to the Effective Date.
       Floating Rate Option:     USD-LIBOR-BBA
       Designated Maturity:      1 Month
       Spread:                   None
       Floating Rate Day Count
       Fraction:                 Actual/360
       Floating Rate determined: Two London Banking Days prior to each Reset Date.
       Reset Dates:              The first day of each Calculation Period.
       Compounding:              Inapplicable
       Rounding convention:      5 decimal places per the ISDA Definitions.
       Floating Rate Option:     USD-LIBOR-BBA, provided, however, the Relevant Rate for a Reset Date shall be determined on the day that is two London Banking Days preceding such Reset Date and if the Floating Rate Option for a Calculation Period
                                 is greater than 9.60% then the Floating Rate Option for such Calculation
                                 Period shall be deemed 9.60%

2. The additional provisions of this Confirmation are as follows:
Calculation Agent:               Wachovia
Payment Instructions             Wachovia Bank, N.A.
                                 CIB Group, ABA 053000219
                                 Ref: Derivative Desk (Trade No: 1362374)
                                 Account #: 04659360006116
Wachovia Contacts:               Settlements and/or Rate Resets:
                                 Tel: (800) 249-3865
                                 Fax: (704) 383-9139

                                 Documentation :
                                 Tel: (704) 383-4599
                                 Fax: (704) 383-9139

                                 Collateral :
                                 Tel: (704) 383-9529

                                 Please quote transaction reference number.
Payments to Counterparty:        Account with: U.S. Bank National Association
                                 ABA #: 091000022
                                 Account #: 1731-0332-2058
                                 Reference: RALI 2006-QA2
                                 OBI: Josh Wilkening
                                 Ref. Account #: 793047000

Please confirm that the foregoing correctly sets forth the terms of our agreement by executing a copy of this
Confirmation and returning it to us at fax number (704) 383-9139.

                                  Very truly yours,
                                  Wachovia Bank, N.A.

                                  By:________________________
                                  Name:
                                  Title:

                                  sp: __

                                  Ref. No. 1362374

Accepted and confirmed as of date first above written:

RALI SERIES 2006-QA2 TRUST
            By: U.S. Bank National Association
                  not in its individual capacity
                  but solely in its capacity as
                  Trustee for the benefit of the
                  RALI Series 2006-QA2 Trust

By:_____________________________
Name:
Title:

                                               ATTACHMENT I
                                     Amortization Schedule for 1362374
               CALCULATION PERIOD                     USD NOTIONAL AMOUNT            USD NOTIONAL REDUCTION
     (from and including, to but excluding)                                              (at end of period)
27 Feb 06           to        27 Mar 06                     20,936,000.00                        534,112.88
27 Mar 06           to        25 Apr 06                     20,401,887.12                        521,410.50
25 Apr 06           to        25 May 06                     19,880,476.62                        509,009.83
25 May 06           to        26 Jun 06                     19,371,466.79                        496,903.71
26 Jun 06           to        25 Jul 06                     18,874,563.08                        485,085.14
25 Jul 06           to        25 Aug 06                     18,389,477.94                        473,547.30
25 Aug 06           to        25 Sep 06                     17,915,930.64                        462,283.52
25 Sep 06           to        25 Oct 06                     17,453,647.12                        451,287.30
25 Oct 06           to        27 Nov 06                     17,002,359.82                        440,552.29
27 Nov 06           to        26 Dec 06                     16,561,807.53                        430,072.28
26 Dec 06           to        25 Jan 07                     16,131,735.25                        419,841.21
25 Jan 07           to        26 Feb 07                     15,711,894.04                        409,853.19
26 Feb 07           to        26 Mar 07                     15,302,040.85                        400,102.43
26 Mar 07           to        25 Apr 07                     14,901,938.42                        390,583.31
25 Apr 07           to        25 May 07                     14,511,355.11                        381,290.32
25 May 07           to        25 Jun 07                     14,130,064.79                        372,218.09
25 Jun 07           to        25 Jul 07                     13,757,846.70                        363,361.40
25 Jul 07           to        27 Aug 07                     13,394,485.30                        354,715.10
27 Aug 07           to        25 Sep 07                     13,039,770.20                        346,274.21
25 Sep 07           to        25 Oct 07                     12,693,495.99                        338,033.86
25 Oct 07           to        26 Nov 07                     12,355,462.13                        329,989.28
26 Nov 07           to        26 Dec 07                     12,025,472.85                        322,135.81
26 Dec 07           to        25 Jan 08                     11,703,337.04                        314,468.94
25 Jan 08           to        25 Feb 08                     11,388,868.10                        306,984.21
25 Feb 08           to        25 Mar 08                     11,081,883.89                        299,677.31
25 Mar 08           to        25 Apr 08                     10,782,206.58                        292,544.02
25 Apr 08           to        27 May 08                     10,489,662.56                        285,580.21
27 May 08           to        25 Jun 08                     10,204,082.35                        278,781.85
25 Jun 08           to        25 Jul 08                      9,925,300.50                        278,547.79
25 Jul 08           to        25 Aug 08                      9,646,752.71                        256,801.19
25 Aug 08           to        25 Sep 08                      9,389,951.52                        271,500.52
25 Sep 08           to        27 Oct 08                      9,118,451.00                        295,593.70
27 Oct 08           to        25 Nov 08                      8,822,857.30                        320,274.59
25 Nov 08           to        26 Dec 08                      8,502,582.71                        483,509.20
26 Dec 08           to        26 Jan 09                      8,019,073.51                        877,025.32
26 Jan 09           to        25 Feb 09                      7,142,048.19                        793,048.23
25 Feb 09           to        25 Mar 09                      6,348,999.96                        151,221.07
25 Mar 09           to        27 Apr 09                      6,197,778.89                        147,623.58
27 Apr 09           to        26 May 09                      6,050,155.31                        144,111.59
26 May 09           to        25 Jun 09                      5,906,043.72                        140,683.07
25 Jun 09           to        27 Jul 09                      5,765,360.65                        144,861.00
27 Jul 09           to        25 Aug 09                      5,620,499.65                        133,890.33

             CALCULATION PERIOD                    USD NOTIONAL AMOUNT               USD NOTIONAL REDUCTION
   (from and including, to but excluding)
25 Aug 09                  to              25 Sep 09        5,486,609.32                         130,704.74
25 Sep 09                  to              26 Oct 09        5,355,904.58                         127,594.89
26 Oct 09                  to              25 Nov 09        5,228,309.69                         124,558.94

Dates subject to the Business Day Convention set forth in the Confirmation.

            CALCULATION PERIOD                     USD NOTIONAL AMOUNT               USD NOTIONAL REDUCTION
  (from and including, to but excluding)
25 Nov 09         to       28 Dec 09                      5,103,750.75                           121,595.17
28 Dec 09         to       25 Jan 10                      4,982,155.58                           118,701.85
25 Jan 10         to       25 Feb 10                      4,863,453.73                           115,877.31
25 Feb 10         to       25 Mar 10                      4,747,576.42                           113,119.90
25 Mar 10         to       26 Apr 10                      4,634,456.52                           110,428.06
26 Apr 10         to       25 May 10                      4,524,028.46                           110,592.28
25 May 10         to       25 Jun 10                      4,413,436.18                           105,168.68
25 Jun 10         to       26 Jul 10                      4,308,267.50                           118,751.22
26 Jul 10         to       25 Aug 10                      4,189,516.28                           107,061.04
25 Aug 10         to       27 Sep 10                      4,082,455.24                           107,557.63
27 Sep 10         to       25 Oct 10                      3,974,897.61                           119,520.88
25 Oct 10         to       26 Nov 10                      3,855,376.73                           321,664.19
26 Nov 10         to       27 Dec 10                      3,533,712.54                           681,596.40
27 Dec 10         to       25 Jan 11                      2,852,116.14                         2,115,811.83
25 Jan 11         to       25 Feb 11                        736,304.31                           736,304.31

Dates subject to the Business Day Convention set forth in the Confirmation.